SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   August 11, 2004

First Capital Bank Holding Corporation
(Exact name of registrant
as specified in its charter)

Florida	000-30297	59-3532208
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1891 South 14th Street, Fernandina Beach, Florida   32034
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (904) 321-0400

Not Applicable
(Former name or former address, if changed since last report.)

Item 7.  Financial Statements.  Pro Forma Financial Information and Exhibits.

             (c)          Exhibits

             Exhibit No.       Exhibit

             99.1                 Earnings Press Release for the period ended June 30, 2004.

Item 12.  Results of Operations and Financial Condition.

On August 11, 2004, First Capital Bank Holding Corporation, holding company for First National Bank of Nassau County, issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANK HOLDING CORPORATION By: /s/ Timothy S. Ayers Name: Timothy S. Ayers Title: Chief Financial Officer

Dated:  August 11, 2004

EXHIBIT INDEX

Exhibit Number                      Description

99.1          Earnings Press Release for the period ended June 30, 2004.

4